November 2022 Investor Presentation1 Investor Presentation November 2022

November 2022 Investor Presentation2 FORWARD LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

November 2022 Investor Presentation3 Q3’22 TTM Highlights Team members 11,000 Years of Success 63 Facilities 250+ Q3’22 TTM Revenue $5.1B Pro-Forma Adjusted EBITDA $701M2 Free Cash Flow $250M2 Liquidity $485M3 Total Net Leverage 1.8x4 Strong portfolio unifies historically fragmented markets Investments in automation, human capital and IT support continued growth Breadth and depth of talent and resources drives innovative customer solutions Broad supply chain strength supports OEM growth and positions us to be the first-choice component solutions provider to our markets Value Proposition PATRICK AT A GLANCE NASDAQ: PATK 1 Reflects the impact of the adoption on 1/1/2022 of accounting standard related to convertible notes | 2 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric | 3 Includes temporary $202.5M reserve as defined by credit agreement for the settlement of our convertible notes due 2023 | 4 As defined by credit agreement Q3’22 TTM Diluted EPS $14.381

DIVERSIFIED MARKET PLATFORM

56%
Q3'22 TTM net sales



RV

- Largest OEMs rely on Patrick for **high degree of content**
- **Breadth of offerings** provide packaged solutions not offered by competitors
- **Our extensive supply chain** helps us support the explosive growth in the leisure lifestyle markets

19%
Q3'22 TTM net sales



Marine

- **Fully integrated** into manufacturers' design process
- Highly engineered and specialized products offer **differentiated solutions to OEMs**
- **Growing** aftermarket platform in marine and powersports markets

14%
Q3'22 TTM net sales



Manufactured Housing

- Fulfilling customers' visions of home interiors & exteriors
- **Nationwide manufacturing and distribution footprint** allows Patrick to provide products to entire U.S. more efficiently than other competitors

11%
Q3'22 TTM net sales



Industrial

- Aligned with long-term secular growth in housing demand
- **Home improvement and DIY activity** driven by work-from-anywhere environment
- **Limited inventory of affordable housing** supports demand for multifamily and rental options

PATRICK
November 2022 Investor Presentation 4

November 2022 Investor Presentation5 $308 $437 $595 $736 $920 $1,222 $1,636 $2,263 $2,337 $2,487 $4,078 $5,077 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM $8 $28 $24 $31 $42 $56 $86 $120 $90 $97 $225 $349 $21 $37 $53 $71 $106 $122 $166 $248 $240 $293 $531 $701 $0.37 $1.17 $0.99 $1.27 $1.81 $2.43 $3.48 $4.93 $3.85 $4.20 $9.63 $14.38 2014 2015 2016 2017 2018 2019 2020 2021 Q3 T OUR STORY Together we have strategically built an incredible organization of great people, teams, brands, and leadership focused on embracing and preserving the entrepreneurial spirit! Net Sales Net Income ProForma Adj. EBITDA Diluted EPS ($ in millions, except per share data) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q3’22 TTM

November 2022 Investor Presentation6 17.1% 18.4% 18.1% 18.5% 19.6% 21.4% 12.2% 12.4% 10.7% 13.1%13.0% 13.8% STRONG TRAJECTORY OF NET SALES AND ADJ. EBITDA NET SALES GROWTH ($M) & GROSS MARGIN NET INCOME ($M) & DILUTED EPS PRO-FORMA ADJ. EBITDA1 ($M) AND MARGIN $1,636 $2,263 $2,337 $2,487 $4,078 $5,077 2017 2018 2019 2020 2021 Q3'22… $86 $120 $90 $97 $225 $349 2017 2018 2019 2020 2021 Q3'22… $3.48 $4.93 $3.85 $4.20 $9.63 $14.38 $166 $248 $240 $293 $531 $701 $0 $10 0 $20 0 $30 0 $40 0 $50 0 $60 0 $70 0 $80 0 2017 2018 2019 2020 2021 Q3'22 TTM Margin Growth Driven by Investment in Automation and Production Efficiency Initiatives, Higher Margin Products and Leveraging Fixed Costs 2 TTM ’ 2 TTM ’22 T 1Non-GAAP metric. See appendix for reconciliation to closest GAAP metric  RV and Marine growth driven by outdoor recreation trends, accelerated strong demographic trends and the appeal of socially distant activities, partially hampered by lean inventories in the marine market.  Resilient consumer demand across most end markets  MH and Industrial end markets supported by limited housing inventory and shortage of affordable options  Investments in automation, human capital, accretive acquisitions and IT strengthen our platform and drive efficiencies  Strength from our growing footprint, resources, and agility of our market position  Continuing to leverage our fixed cost structure and automation efficiencies  Championing continuous improvement initiatives

November 2022 Investor Presentation7 56% 19% 14% 11% RV Marine MH Industrial$5.1B Net Sales Grew by $3.5 Billion in Five Years $1.6B Evolution of PATK Portfolio Broadening our Portfolio (Net Sales Composition as %) Q3’22 TTM $971M$112M Growing Aftermarket Presence (Marine Net Sales) Impressive Net Sales and Margin Growth (2017-Q3’22 TTM) Our Continued Diversification Strategy (2017-Q3’22 TTM) Q3’22 TTM FY 2017 Our Diverse and Resilient Portfolio Positions Us to Overcome Obstacles and Capitalize on Opportunities  RV end market concentration has decreased 13 percentage points despite RV net sales increasing by over 150%  We have invested over $1B in marine acquisitions  Approximately $266M in Capex, including our investments in automation, IT transformation, and production efficiency initiatives Gross Margin 17.1% 21.4% + 430 bps Operating Margin 7.5% 10.3% + 290 bps Pro Forma Adj. EBITDA Margin1 12.2% 13.8% + 160 bps FY 2017 69%11% 13% 7% 99% < 1% 1 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric 84% 16% OEM Aftermarket

November 2022 Investor Presentation8 746 791 790 763 808 796 791 804 821 826 813 805 875 881 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 746 791 790 763 808 796 791 804 821 826 813 805 875 881 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 201 146 132 133 146 155 174 188 200 210 217 208 238 220 Residential Age of installed base supports aftermarket spend and future new unit sales.  In 2021, the average age of pre-owned powerboats sold was 25 years, up from 22 years in 2020, pointing to balanced opportunities for OEMs and aftermarket1  2021 demonstrated highest pre-owned powerboat sales on record as new owners enter market despite limited new unit inventory due to supply chain constraints #'s in Thousands Pre-owned Powerboat Sales New Powerboat Sales Marine Housing FAVORABLE TRENDS SUPPORTING OUR DIVERSE PORTFOLIO Powerboat Unit Sales1 Manufactured Housing Limited inventories, industry backlogs and the continued demand for cost-effective housing alternatives. RV  Developers and REITs continue to invest in rental communities  MH share of housing starts below historical averages  25-50% lower price point versus similar site-build homes, helping to address country's affordable housing inventory gap  Demand for additional multifamily housing capacity remains favorable providing additional rental options as interest rate increases slow single-family housing starts  Despite rising rates, single-family housing stock and affordable housing options remain limited.  RV OEMs demonstrated discipline through sharp production decreases in the second half of 2022, keeping the RV inventory channel healthy for long-term growth opportunity  Trends point to continued new entrants into the Leisure Lifestyle market, with 22% of current RV owners between ages of 18-342 1 National Marine Manufacturers Association/ Statistical Surveys Inc. (SSI)/Company Estimates 2 RV Industry Association/SSI/Company Estimates

November 2022 Investor Presentation9 Historical Capital Allocation $ in millions 2017 2018 2019 2020 2021 Q3 ‘22 TTM Operating Cashflow: $100M $200M $192M $160M $252M $335M Total Net Leverage1: 1.8x 2.4x 2.3x 2.4x 2.3x 1.8x Liquidity2: $163M $412M $551M $315M $532M $485M Free Cash Flow3: $78M $166M $164M $128M $187M $250M Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Dividend growth and opportunistic share buybacks $252 $343 $56 $306 $508 $363 $0 $100 $200 $300 $400 $500 $600 $700 2017 2018 2019 2020 2021 Q3 '22 TTM Share Repurchases Dividends M&A Capex $274 $485 $94 $385 $649 Total $543 CAPITAL ALLOCATION STRATEGY 1 Total Leverage = Net Debt / Adj. EBIDTA | 2 Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents. Q3 ’22 TTM includes temporary $202.5M reserve for settlement of convertible notes due February 2023 | 3 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric

November 2022 Investor Presentation10 STRONG LIQUIDITY PROFILE Pro Forma Liquidity3 ($M) Total Revolver Credit Capacity $775.0 Less: Total Revolver Used4 (including outstanding letters of credit) (140.5) Unused Credit Capacity 634.5 Add: Cash on Hand4 53.3 Total Liquidity $687.8 Less: Reserve for 1.00% Convertible Senior Notes, due February 2023 (202.5) Total Available Liquidity $485.3 Highlights (Q3 ’22 TTM) Return on Invested Capital 13.8% Return on Assets 13.3% Accounts Receivable Turnover 17.5x Inventory Turnover 6.0x Current Ratio 2.5x The strength of our cash flows and liquidity allows us to invest in our existing business as well as pursue attractive acquisition opportunities NET DEBT1 / PRO FORMA ADJUSTED EBITDA2 1.8x 2.4x 2.3x 2.4x 2.3x 1.8x 2017 2018 2019 2020 2021 Q3'22 TTM No Major Debt Maturities Until 2023 $4 $180 $8 $11 $15 $671 $259 $350 2022 2023 2024 2025 2026 2027 2028 2029 DEBT MATURITY SCHEDULE ($M) 1 Net Debt= Total Debt less Cash & Cash Equivalents |2Non-GAAP metric. See appendix for reconciliation to closest GAAP metric |3As of 9/25/2022. Temporary reserve for 1.00% Convertible Senior Notes, due February 2023 as defined by credit agreement

November 2022 Investor Presentation11 MARINE TTM Marine Net Sales ($M) TTM Content Per Unit MARINE arket Insights  Dealer inventories continue to be at low levels  Increasing supply chain visibility  Improving aftermarket penetration Key Customers Prioritization Future Outlook Marine revenue expected to surpass $1 billion for FY 2022 with runway through 2023 Expanding aftermarket businesses while continuing strong revenue growth and market share gains $2,069 $2,371 $2,823 $3,196 $3,632 $4,144 $4,648 $5,109 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 $339 $397 $505 $584 $665 $749 $873 $971 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 163.7 167.6 178.8 182.9 183.2 180.9 187.9 190.1 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 TTM Marine Wholesale Shipments1 (in thousands) +17% +27% +16% +14% +13% +17% +15% +19% +13% +14% +14% +12% +2% +7% +2% flat (1%) +4% 1 National Marine Manufacturers Association/Company estimates +11% +10% +1%

November 2022 Investor Presentation12 MARINE RV arket Insights Key Customers Prioritization Future Outlook  Towable inventories at normalized levels  Younger demographic groups purchasing RVs  Expecting a return to normal seasonal patterns  Outdoor Lifestyle demand remains strong RV remains a key component of our platform Supporting OEMs through channel recalibration THO Backlog @ 7/31/22- $8.8B WGO Backlog @ 8/27/22- $2.2BREVG Backlog @7/31/22- $1.2B TTM RV Net Sales ($M) TTM Content Per Unit $3,235 $3,288 $3,543 $3,735 $4,006 $4,370 $4,754 $5,071 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 $1,392 $1,573 $1,965 $2,177 $2,404 $2,724 $2,966 $2,856 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 430.4 478.5 554.6 582.9 600.2 623.2 623.8 563.2 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 TTM RV Wholesale Shipments1 (in thousands) +13% +25% +11% +10% +13% +9% +2% +8% +5% +7% +9% +9% +11% +16% +5% +3% +4% flat 1 RV Industry Association/Company Estimates (4%) +7% (10%)

November 2022 Investor Presentation13 Key Highlights  Limited availability of housing is a positive indicator for growth  Rising interest rates tempering demand for single-family housing  Capital deployment to support capacity expansion and new product development to enhance organic growth  Four acquisitions since 2018 Residential Housing Commercial Construction Fixtures Furniture Single-Section Homes Multi -Section Homes Residential housing starts were flat in the first nine months of 2022 compared to prior year period Multifamily housing starts increased by 18%1 in the first nine months of 2022. Single-family housing starts decreased by 6%1 in the first nine months of 2022 Housing Starts Product Categories Manufactured Housing Product Categories2 Industrial Product Categories A wide range of components related to residential housing, commercial and institutional markets 1 U.S. Census Bureau | 2 Manufactured Housing Institute & IBTS HOUSING & INDUSTRIAL

November 2022 Investor Presentation14 MARINE Manufactured Housing arket Insights Key Customers Prioritization Future Outlook TTM MH Net Sales ($M)  REITs and Developers help fill affordable housing gap in a high interest rate environment  OEMs increasing production capacities  Demographic trends continue to support demand for quality, affordable homes  MH pricing continues to be attractive relative to elevated housing prices $432 $441 $489 $516 $545 $598 $659 $700 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 $4,580 $4,611 $4,799 $4,960 $5,153 $5,487 $5,800 $6,029 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 TTM Content Per Unit MH OEMs increasing production capacity to address historically high backlogs Steady growth as we leverage our reliable MH business strategy CVCO Backlog @ 10/1/22 $0.7B 2% +11% +6% +6% +10% +10% +1% +4% +3% +4% +6% +6% 94.4 95.6 102.0 104.1 105.8 109.0 113.7 116.1 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 TTM MH Wholesale Shipments1 (in thousands) +1% +7% +2% +2% +3% +4% 1 Manufactured Housing Institute/Company estimates +6% +4% +2% SKY Backlog @ 10/1/22- $0.8B

November 2022 Investor Presentation15 MARINE Industrial arket Insights Key Customers Prioritization Future Outlook TTM Industrial Net Sales ($M)  Homeowners continue to spend on home upgrades & DIY projects  Housing inventory supports long-term demand for residential construction  Robust multifamily housing starts to meet demand for affordable rental options ~60%-70% ~30%-40% Commercial & Institutional Fixtures Residential $323 $336 $385 $426 $463 $499 $527 $550 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 US single-family housing inventory remains limited with shortage of affordable options Execute on margin expansion and improve product availability +4% +15% +11% +9% +8% +6% 1,379 1,408 1,545 1,576 1,601 1,633 1,647 1,616 FY 2020 Q1'21 Q2'21 Q3'21 FY 2021 Q1'22 Q2'22 Q3'22 TTM Total Housing Starts1 (In thousands) +2% +10% +2% +2% +2% +1% 1 Statistical Surveys Inc. (SSI)/Company Estimates +4% (2%)

ESG: CURRENT AND UPCOMING INITIATIVES

Environmental

In 2021, Just in our RV facilities, we Recycled and Upcycled:

Over 46,000 tons of wood product

8 million pounds of plastic

11 million pounds of aluminum

1 million pounds of steel

A reduction of VOC emissions by 20% for every location that adopts a new technology initiative we are rolling out.

Social

Pioneer Partner for **Care Camps**

Supporting numerous charitable organizations in local communities:

- Elkhart Community Foundation
- RV industry production associate skills training program
- Boys & Girls Clubs in Elkhart and neighboring towns
- Military Makeover with Montel house remodel for military veteran

Recruiting recent college graduates **for Leadership Development Program** IMPACT

Governance

Enhancing and expanding ESG Policies to meet best practice standards

Vendor Code of Conduct to assess social and environmental responsibility

Committed to board diversity to enhance oversight



Publication of first sustainability report targeted for year-end 2022

PATRICK

November 2022 Investor Presentation | 16

November 2022 Investor Presentation17 LEADERSHIP WITH DEEP INDUSTRY EXPERIENCE Andy Nemeth CEO Jeff Rodino President Jake Petkovich CFO Kip Ellis COO 30 years Industry experience 28 years Industry experience 26 years Industry experience 25 years Industry experience  100+ years of industry experience spanning across multiple economic cycles  Management team is adaptable and experienced during economic changes  Proven ability to manage at scale with approximately 11,000 employees in over 250 facilities across 23 states

November 2022 Investor Presentation18 Cross-pollinate sales across customers and market sectors Leading market position in key product categories Favorable demographics support long-term growth across all end markets Improves our ability to support customers with regionally diverse operations New product development and product line extensions Execute on strategic acquisitions in primary markets to enhance opportunities for diversification and growthSTRATEGIC ACQUISITIONS INNOVATION GEOGRAPHIC EXPANSION INDUSTRY GROWTH MARKET LEADER MARKET PRESENCE GROWTH ENGINE

November 2022 Investor Presentation19ber 202 Investor Pres ntation Appendix

NON-GAAP RECONCILIATIONS

Reconciliation of Net Income to Adj. EBITDA & Pro-Forma Adj. EBITDA

($ in millions)	Fiscal Year Ended December 31,						TTM ended 9/25/2022
	2016	2017	2018	2019	2020	2021	
Net Income	$56	$86	$120	$90	$97	$225	$349
+ Interest Expense	7	9	26	37	43	58	62
+ Income Taxes	28	27	32	28	33	69	112
+ Depreciation and Amortization	24	33	55	63	71	105	125
EBITDA	$115	$155	$233	$218	$247	$457	$648
+ Stock Compensation	6	10	14	15	16	23	21
+ Acquisition proforma, transaction-related expenses & other	0	0	0	6	31	51	32
Adj. EBITDA	$122	$166	$248	$240	$293	$531	$701
Net Sales	$1,222	$1,636	$2,263	$2,337	$2,487	$4,078	$5,077
Adj. EBITDA Margin (%)	11.3%	12.2%	12.4%	10.7%	13.1%	13.0%	13.8%

Reconciliation of Net Debt

($ in millions)	Fiscal Year Ended December 31,						As of 9/25/2022[1]
	2016	2017	2018	2019	2020	2021	
Total Debt	$273	$354	$631	$709	$845	$1,366	$1,357
Less: Cash & Cash Equivalents	(6)	(3)	(7)	(139)	(45)	(123)	(85)
Net Debt	$267	$351	$624	$570	$800	$1,243	$1,272

Reconciliation of Cash Flow from Operations to Free Cash Flow

	Fiscal Year Ended December 31,						TTM ended 9/25/2022
	2016	2017	2018	2019	2020	2021	
Cash Flow from Operations	$100	$100	$200	$192	$160	$252	$335
Less: Capital Expenditures	(22)	(22)	(34)	(28)	(32)	(65)	(85)
Free Cash Flow	$78	$78	$166	$164	$128	$187	$250

(1) Represents estimated (i) full-year adjustments for acquired EBITDA and (ii) acquisition-related and other general cost-savings, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate.

Use of Non-GAAP Financial Information

Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Net Debt are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

[1] Total debt and Cash & Cash Equivalents as defined by credit agreement

PATRICK

November 2022 Investor Presentation 20

November 2022 Investor Presentation21 END MARKET CATEGORIES Single-Section Homes Multi-Section Homes ASP: $72,600 | 42% of Market ASP: $132,000 | 58% of Market TOWABLE Shipments: 91% Wholesale | 68% Retail Value MOTORIZED Shipments: 9% Wholesale | 32% Retail Value Travel Trailer | ASP: $28,300 Fifth Wheel | ASP: $67,100 Class A | ASP: $257,600 Class B & C | ASP: $128,800 Total Retail Value of Shipments in 2021: $23B RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $55,000 | 33% of Market ASP: $130,000 | 7% of Market ASP: $101,000 | 37% of Market ASP: $31,900 | 23% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2021 Industry profile (travel trailer ASPs stats include camping trailers and truck campers | 2 Source: NMMA 2021 Statistical Abstracts. | 3 Source: Manufactured Housing Institute. U.S Expenditures on Boats, Engines and Accessories Totaled $56.7 21

KEY PRODUCT CATEGORIES

Marine

Fiberglass and Plastic Thermoformed Helm Systems



Wiring and Wire Harnesses



Boat Covers, Towers, Tops and Frames



Electrical Systems and Components



Fabricated Aluminum and Steel Components



Anchoring, Docking and Boarding



RV

Vinyl, Paper and Hardwood Moldings



Cabinet Doors



Small Plastic Components



Vinyl and Paper Laminated Products



Surface, Granite and Quartz Countertops



Fiberglass Caps, Showers and Tubs



MH

Pre-finished Wall and Ceiling Panels



Roofing and Siding



Flooring



Drywall Finishing Products



Lighting



Venting



Industrial

Kitchen Cabinets, Countertops & Components



Slotwall



Wardrobe Doors & Mirrors



Store Fixtures & Commercial Furnishings



Office & Household Furniture



Fabricated Aluminum & Steel Components



PATRICK
November 2022 Investor Presentation 22

PATRICK PRODUCT LINES: RV EXTERIOR



Solar Panels
Roof Coating
Bow Trusses
Front & Rear Caps
Dash Panels
Butyl & Putty Tape
Exterior Speakers
LP Tanks
RV Power Cords
& Inlets
Fender Skirts
Paint & Paint Mask
Motion Sensing Lights
LED Lighting
Lithium Batteries
Aluminum & FRP
Side Walls
Laminated Walls

Additional Supplied Products

- ✓ Softwoods
- ✓ Full Body Paint
- ✓ Aluminum Gauges
- ✓ Steel Gauges
- ✓ Mill Finish & Pre-painted Aluminum and Steel
- ✓ Slit & Embossed Steel
- ✓ FRP Coil & Sheet
- ✓ Trim Panels
- ✓ Fuel Systems
- ✓ Metal Extrusions

PATRICK
November 2022 Investor Presentation 23

PATRICK PRODUCT LINES: RV INTERIOR



Lighting
Vanity/Wall Mirrors
Drawer Fronts & Sides
Mattresses
Fiberglass Bath Fixtures & Shower Doors
Under Cabinet Lighting
Kitchen Applianes (Microwaves, Refrigerators,Cooktops, Rangehoods)
Slide Trim (Foam, Hardwood, Wrapped)
Laminated Panels & Printed Vinyl
Electronics
Window Trim
Backsplash
Furntiure
Speakers
Closet Hardware
Closet & Passage Doors
Slide-out Floors
Cabinet Hardware
Faucets & Sinks
Countertops
Laminate & Ceramic Flooring
Hardwood Accessories

Additional Supplied Products

- ✓ Exit Lighting
- ✓ Power Cords & Inlets
- ✓ RV Tank Heater Pads
- ✓ Fire Extinguishers
- ✓ Electric Fireplaces
- ✓ Wiring, Electrical & Plumbing
- ✓ Inverters
- ✓ Tire Pressure Monitors
- ✓ Electrical Switches, Receptacles, & Outlets
- ✓ RV Transfer Switches
- ✓ Battery Selector Switches
- ✓ Cut-to-Size, Boring, Foiling & Edge-Banding
- ✓ Flooring Adhesive
- ✓ Instrument Panel
- ✓ Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- ✓ Trim Products

PATRICK
November 2022 Investor Presentation 24

November 2022 Investor Presentation25 PATRICK PRODUCT LINES: MARINE Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Aluminum / Plastic Fuel & Holding Tanks Wire Harnesses Electronics Dash Assemblies Wire Screens Helms Aluminum / Plastic Fuel & Holding Tanks Boat Hull Design & Tooling Wire Harnesses Dash Assemblies Electronics Boat Covers, Tops, Towers & Frames Ladder Chairs & Pedestals Rub Rails Bow Rail Flooring / Decking Seating Additional Supplied Products  Wind Shields (Glass / Acrylics)  Fuel System Related Components  Plastic Seat Bases & Components  Vinyl (Biminis, Covers)  Fabricated & Extruded Aluminum  Decking, Flooring, Carpet, Vinyl  Gauges, Instrument Panels, Displays  Lighting  Steering & Throttle Controls  Plastic Products: Boxes, Inlay Tables  Canvas Products, Panels & Trim  Boat trailers  Audio Products and Accessories

November 2022 Investor Presentation26 PATRICK PRODUCT LINES: MANUFACTURED HOUSING Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors & Enclosures Cabinet Doors & ComponentsMicrowaves Countertops Electronics Siding Shingles o Ventilation System & Ridge Cap o Felt Paper o Ice & Water Protection o Drip Edge o Flashing o Roofing Membrane o Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl TrussesInterior & Exterior Decorative Lighting Fixtures Water Heaters Additional Supplied Products  Building Arches  Closet Organization Products  Adhesives & Sealants  Innovative Lighting  Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)  Fireplaces and Surrounds  Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)  Cut-to-Size, Boring, Foiling & Edge-Banding  Solid Surface, Granite and Quartz Fab  Flooring Adhesive  Tables & Signs  Roof Trusses  Wardrobe Doors & Hardware Systems  Closet Organizers & Shelving  Air Handling Products  Carpeting

November 2022 Investor Presentation27 www.patrickind.com